EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Central Jersey Bancorp (the "Company") on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, James S. Vaccaro, President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. Section 78m or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2008                    /s/ James S. Vaccaro
                                      ------------------------------------------
                                      James S. Vaccaro
                                      President and Chief Executive Officer